UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 28, 2022

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Agreement with Rubric Capital Management LP

On October 28, 2022, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), entered into a Subscription Agreement (the “Subscription Agreement”) with Rubric Capital Management LP (the “Investor”), pursuant to which the Company issued and sold, in a private placement offering (the “Offering”), 7,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), for an aggregate offering price of $7 million. In addition, in lieu of issuing, selling and delivering 263,666 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to the Investor, the Company agreed to pay the Investor, on the later of (i) the Maturity Date (as defined in the Certificate of Designation, Preferences and Rights of Series A Preferred Stock (the “Certificate of Designation”)) or (ii) the date the Company’s obligations under that certain Financing Agreement, dated as of April 24, 2019, as amended, with Sixth Street Specialty Lending, Inc., as administrative agent, the various lenders from time to time party thereto (the “Lenders”), and certain of the Company’s subsidiaries party thereto from time to time as guarantors (the “Financing Agreement”) are paid in full, a make-whole payment equal to 263,666 multiplied by the closing price of the Company’s Common Stock on the principal securities exchange or securities market on which the Common Stock is then traded, on the day prior to the date of payment of the make-whole payment. The Subscription Agreement contains customary representations, warranties and agreements by the Company and the Investor. The Offering closed on October 28, 2022.

The Company received gross proceeds of $7 million from the Offering, before expenses. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The Series A Preferred Stock issued pursuant to the Subscription Agreement was sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws. The powers, designations, preferences and privileges and the qualifications, limitations or restrictions of the Series A Preferred Stock issued pursuant to the Subscription Agreement are set forth in the Certificate of Designation previously filed with the Secretary of State of the State of Nevada. Pursuant to the Subscription Agreement, the Company granted the Investor certain rights of first refusal on subsequent equity offerings while the Series A Preferred Stock is outstanding.

Financing Agreement Extension

In connection with the Offering, and in accordance with Amendment No. 16 to the Financing Agreement, on October 28, 2022 the Company issued warrants (the “Lender Warrants”), to the Lenders to purchase an aggregate of 125,000 shares of Common Stock, pursuant to a subscription agreement by and among the Company and the Lenders (the “Lender Subscription Agreement”), and the maturity date of the Financing Agreement was extended to November 30, 2022. The Lender Warrants have an exercise price of $0.01 per share of Common Stock, subject to certain adjustment as provided therein, and an expiration date of October 28, 2032. The Lender Warrants may also be exercised via cashless exercise pursuant to the terms thereof. No registration rights were issued pursuant to the Lender Warrants or the Lender Subscription Agreement.

The Lender Warrants issued pursuant to the Lender Subscription Agreement were sold and issued without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The foregoing summaries of the Subscription Agreement and the Lender Subscription Agreement and Lender Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the Subscription Agreement and the Lender Subscription Agreement and Lender Warrants, each of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

The representations, warranties and covenants contained in the Subscription Agreement and the Lender Subscription Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and are subject to limitations agreed upon by the contracting parties. Accordingly, the Subscription Agreement and the Lender Subscription Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Subscription Agreement and the Lender Subscription Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 31, 2022, the Company issued a press release announcing the Offering and the other transactions identified in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference herein. The information in this Item 7.01 and the information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

10.1	Subscription Agreement between TherapeuticsMD, Inc. and Rubric Capital Management LP, dated October 28, 2022.

10.2	Subscription Agreement by and among TherapeuticsMD, Inc., Sixth Street Specialty Lending, Inc., TOP IV Talents, LLC and TAO Talents, LLC, dated October 28, 2022.

99.1	Press Release of TherapeuticsMD, Inc. dated October 31, 2022 announcing the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2022	THERAPEUTICSMD, INC.

/s/ Michael C. Donegan
Michael C. Donegan
Interim Chief Financial Officer, Chief Accounting Officer and Vice President Finance